Exhibit 99.1

Forward-Looking Statements This presentation includes forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934, or the Exchange Act. Forward-looking statements can generally be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “seek,” “should,” “think,” “will,” “would” and similar expressions. In addition, forward-looking statements include statements regarding Golden Entertainment Inc.’s (referred to herein as “Golden,” “GDEN” and the “Company”) strategies, objectives, business opportunities and plans for future expansion, developments or acquisitions, anticipated future growth and trends in Golden’s business or key markets, projections of future financial condition, operating results, income, capital expenditures, costs or other financial items, anticipated regulatory and legislative changes, Golden’s ability to utilize its net operating loss carryforwards to offset future taxable income, as well as other statements that are not statements of historical fact. Forward-looking statements are based on Golden’s current expectations and assumptions regarding its business, the economy and other future conditions. These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: Golden’s ability to realize the anticipated cost savings, synergies and other benefits of the merger with Sartini Gaming, Inc. (referred to herein as “Sartini Gaming”), and the acquisitions of distributed gaming assets in Montana, and integration risks relating to such transactions, changes in national, regional and local economic and market conditions, legislative and regulatory matters (including the cost of compliance or failure to comply with applicable laws and regulations), increases in gaming taxes and fees in the jurisdictions in which Golden operates, litigation, increased competition, Golden’s ability to renew its distributed gaming contracts, reliance on key personnel (including Golden’s chief executive officer, chief operating officer and chief financial officer), the level of Golden’s indebtedness and Golden’s ability to comply with covenants in its debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to Golden’s properties), the effects of environmental and structural building conditions, the effects of disruptions to Golden’s information technology and other systems and infrastructure, the occurrence of an “ownership change” as defined in Section 382 of the Internal Revenue Code, and other factors affecting the gaming, entertainment and hospitality industries generally. In addition, please refer to the risk factors contained in Golden’s SEC filings available at www.sec.gov, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of February 1, 2017. Golden undertakes no obligation to revise or update any forward-looking statements for any reason. Financial Information and Non-GAAP Financial Measures All years represented in this presentation are fiscal years unless otherwise indicated. Previously, Golden’s fiscal year was the 52 or 53 weeks ending the Sunday closest to December 31 of the specified year. On October 28, 2015, Golden’s Board of Directors approved a change to a calendar year ending on December 31, effective as of the beginning of the third quarter of 2015. All information presented for quarterly or annualized periods, including for the last twelve months (“LTM”) ended September 30, 2016, is unaudited. This presentation includes combined financial information derived from the historical consolidated financial statements of Golden Entertainment, Inc. (which changed its name from Lakes Entertainment, Inc. in connection with the merger) and for the historical consolidated financial statements of Sartini Gaming for periods prior to the consummation of the merger. Combined financial information is presented for illustrative purposes only and does not purport to be indicative of what Golden’s actual business, financial condition or results of operations would have been had the Lakes Entertainment-Sartini Gaming merger been consummated at the beginning of the applicable period. The presentation of combined financial information does not conform to GAAP or the Securities and Exchange Commission (“SEC”) rules for pro forma presentations. This presentation includes non-GAAP financial measures to supplement financial information presented on a GAAP basis. Golden believes these measures are appropriate to enhance an overall understanding of its past financial performance and prospects for the future. The Company defines “Adjusted EBITDA” as earnings before interest and other non-operating income (expense), taxes, depreciation and amortization, preopening expenses, merger expenses, share-based compensation expenses, impairments and other gains and losses. However, the presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. A reconciliation between the non-GAAP financial information and the most comparable GAAP financial information is set forth in Appendix A. Forward Looking Statements and Financial Information

Investment Highlights Market leader in distributed gaming with over 10,000 devices in nearly 1,000 locations Largest branded tavern operator in Nevada with a robust development and acquisition pipeline Capital structure to continue disciplined and accretive acquisition strategy Uniquely positioned with multiple paths to meaningful growth Well-positioned regional casinos with loyal, local customers 20-year track record in distributed gaming and casino operations

Casino Operations (1) Excludes Corporate and other revenue of $0.2 million during the period. (2) Segment Adjusted EBITDA, which is Adjusted EBITDA excluding corporate overhead of $18.1 million during the period, is a non-GAAP financial measure. Net income during the period for the Distributed Gaming and Casinos segment was $23.3 million and $15.9 million, respectively. A reconciliation between the non-GAAP financial information and the most comparable GAAP financial information is set forth in Appendix A. Business Overview Distributed Gaming September 2016 LTM Net Revenues(1) by State September 2016 LTM Segment Adjusted EBITDA(2) by State September 2016 LTM Segment Net Revenues(1) of $384.1M September 2016 LTM Segment Adjusted EBITDA(2) of $63.9M Operates gaming and amusement devices at restaurants, bars, grocery stores, convenience and liquor stores Over 10,000 gaming devices in nearly 1,000 locations Largest distributed gaming operator in Nevada; second largest in Montana Largest owner and operator of branded taverns in Nevada with 53 locations, seven new locations planned for 2017 Owns and operates the Rocky Gap Casino Resort in Maryland with 634 gaming devices and 17 table games Amenities include a AAA Four Diamond Award® winning resort with 198 hotel rooms, a conference center and a Jack Nicklaus signature golf course Owns and operates three casinos in Pahrump, Nevada with 937 gaming devices and 11 table games Amenities include a hotel with 69 rooms, a sports book, bingo, award-winning RV park and a bowling center

Note: Presents strategic growth of Sartini Gaming for periods prior to the merger with Lakes Entertainment, Inc. in July 2015. History of Growth by Acquisition October 2001 – Acquired Southwest Gaming Services, Inc. from Station Casinos May 2002 – Acquired P.T. Gaming, LLC, then Nevada’s largest tavern operator with 23 taverns October 2003 – Acquired a chain of six taverns in Northern Nevada (Sparky’s) January 2005 – Acquired Mardi Gras Casino, Golden Gates Casino and Golden Gulch Casino in Black Hawk, Colorado (sold September 2011) June 2005 – Acquired P&M Coin November 2006 – Acquired Pahrump Nugget Hotel & Gambling Hall February 2007 – Awarded management contract for Hard Rock Casino (completed February 2008) February 2012 – Acquired Affinity’s route and two Pahrump casinos January 2014 – Acquired Strategic Gaming Partners September 2014 – Acquired four Sean Patrick’s taverns in Las Vegas January 2015 – Acquired The Holder Group July 2015 – Completed Lakes Entertainment – Sartini Gaming merger, renamed combined company Golden Entertainment, Inc. January 2016 – Acquired C. Lohman Games, Inc. and related businesses April 2016 – Acquired Amusement Services, LLC We have completed 13 acquisitions over the past 15 years

Leader in Distributed Gaming

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

We operate gaming devices in restaurants, bars, grocery stores, convenience and liquor stores

Advantages of Distributed Gaming

- Highly Scalable
- Variable Cost Structure
- Long-Term Contracted Revenues
- Low Capital Requirements
- High Return on Investment

Current Market Opportunity[(2)]


South Dakota
~3,200 devices
West Virginia
~6,300 devices
Montana
~16,100 devices
Nevada
~18,500 devices
Illinois
~24,800 devices
Oregon
~12,000 devices
Louisiana
~13,000 devices

NV Market Share by Number of Devices[(1)]


Other Operators 59%
Golden 41%
7,592 of Total Games; 680 Locations

MT Market Share by Number of Devices[(1)]


Other Operators 82%
Golden 18%
2,856 of Total Games; 294 Locations

(1) Based on restricted gaming devices as of September 30, 2016.
(2) Estimates based on state agency reports available as of December 31, 2016.

PAGE 5

Contract Type by Location Contracted Recurring Revenue Our gaming devices are primarily placed at third-party locations with multi-year revenue sharing contracts Gaming Devices Allowed per Location Types of contracts: Revenue share: third-party location retains a percentage of the gaming revenue generated from our gaming devices depending on licensing and jurisdiction Space lease: we pay third-party fixed monthly rent for the right to operate our owned gaming devices at a business location Contracts typically have a 5-7 year initial term plus extension options Economies of scale provide meaningful benefits for larger operators Incumbent has advantage with renewals, in 2016 we renewed over 85% of our maturing contracts (1) Typical tavern locations in Nevada are allowed up to 15 gaming devices; however, certain locations can operate up to 35 gaming devices. Nevada(1) Montana

Largest Owner of Branded Taverns Golden’s Clark County Tavern Locations - Planned New Locations Property New Build Total Investment $1.2M – $1.6M Target Location EBITDA (Gaming and F&B) $400K – $500K Target Build Multiple ~ 3x       Illustrative Tavern Returns We own and operate locals-oriented branded taverns with gaming devices Largest traditional branded tavern operator in Nevada with 53 locations Locations typically have 15 gaming devices, in addition to quality food and beverage offerings Portfolio of brands include: PT’s Pub (22), PT’s Gold (17), Sierra Gold (6), Sean Patrick’s (4), PT’s Ranch (2), SG Bar and PT’s Brewing Company High ROI with expected development and acquisition pipeline of 6-10 taverns per year Seven new taverns under development for 2017

Our Tavern Customer Golden’s active tavern database of approximately 55,000 rated players allows the Company to maximize effectiveness of targeted marketing campaigns Our rated play demonstrates successful locations are based on our appeal to patrons typically younger than traditional casino customers Gender Age Millennials Gen X Gaming Revenue Millennials Gen X Baby Boomers Baby Boomers

Nevada Casinos

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Pahrump Nugget Hotel & Casino(1)

- 470 gaming devices, 11 table games including poker, remodeled sports book and 208-seat bingo facility
- 69 hotel rooms
- 24-lane bowling center
- Largest property in the market, located on 40 owned acres with future development opportunities

Gold Town Casino(1)

- 274 gaming devices, restaurant, remodeled 125-seat bingo facility
- Located on approximately nine leased acres
- Holiday Inn Express owned and operated by a third party opened on property in September 2015, sub-leases two of the nine acres

Lakeside Casino & RV Park(1)

- 193 gaming devices and a RV park surrounding a lake with approximately 160 RV hook-up sites
- Located on approximately 35 owned acres
- Earned Good Sam's 10-10-10 star rating and is an award-winning RV park



Pahrump
Las Vegas
60 miles
Pahrump Nugget
Gold Town
Lakeside Casino
1 mile

- Our three Pahrump casinos contributed $34.1 million in net revenues and $9.3 million in Adjusted EBITDA during the LTM period September 30, 2016(2)
- Our three Pahrump casinos represent 66% of Nye County's gaming revenues(3)
- Recently completed renovations at Gold Town and improvements to the bingo rooms at both Gold Town and Nugget casinos

(1) Gaming device and table count, as well as amenities as of September 30, 2016.
(2) Net income for the Pahrump casinos for the period $5.6 million.
(3) Nye County revenues for the LTM period ended September 30, 2016.

PAGE 9

(1) Gaming device and table count, as well as amenities as of September 30, 2016. (2) Net income for Rocky Gap for the LTM period ended 6/30/15 and 9/30/16 was $3.1 million and $10.3 million, respectively. Rocky Gap Casino Resort Set on 268 acres in Rocky Gap State Park in Maryland Features 634 gaming devices and 17 table games; can install up to 1,500 gaming devices and an unlimited number of table games AAA Four Diamond Award® winning resort with 198 hotel rooms Two casino bars, three restaurants, a renovated spa and the only Jack Nicklaus signature golf course in Maryland LTM Adjusted EBITDA up significantly since merger LTM Net Revenue Rocky Gap Casino Resort(1) Metro Areas City / Metro Driving Distance Population Cumberland, MD - WV 8 103,299 Altoona, PA 71 125,593 Johnstown, PA 72 136,411 Morgantown, WV 82 129,709 Pittsburgh, PA 114 2,353,045 Washington, D.C. 126 6,097,684 York - Hanover, PA 131 442,867 Baltimore, MD 132 2,710,489 Harrisburg - Carlisle, PA 133 565,006 Harrisburg - York - Lebanon, PA 133 1,219,422 LTM Adjusted EBITDA(2) +9.5% +48% Metro Areas

Casino Properties Healthy mix of local, regional and outer-market customer base Gaming rewards programs feature benefits for retail purchases including our restaurants, hotels, golf and spa amenities Sophisticated Rewards Programs Distributed Gaming Our customers seek a casual, upscale environment catering to local patrons Both gaming and retail rewards programs offer benefits designed to increase visitation, time on device and spending on food and beverage Over 200,000 active players across all our rewards programs (Casinos and Distributed Gaming)

(1) Source: US Bureau of Labor Statistics, as of December 31, 2016. (2) Source: Greater Las Vegas Association of REALTORS®, as of December 31, 2016. (3) Source: US Bureau of Labor Statistics, Quarterly Census of Employment and Wages. (4) Source: US Census Bureau. (5) Source: Las Vegas Convention and Visitors Authority. Favorable Las Vegas Market Trends Metro Las Vegas Unemployment Rate(1) Metro Las Vegas Median Home Value(2) Metro Las Vegas Population(4) Las Vegas Average Weekly Wages(3) Dec-16 Dec-16 Unemployment rate for Las Vegas is at a nine-year low of 5.0% Record Las Vegas visitation – Over 42.9 million visitors in 2016(5) Record Las Vegas population – 2.1 million residents with expected continued growth Significant new residential and commercial construction anticipated

Source: Various state gaming and regulatory websites and SEC filings for the most recent available period; Golden’s gaming device count as of September 30, 2016. Rounded to nearest hundred. Scalable Operating Platform We currently operate more gaming devices than many other regional operators Number of Gaming Devices

Financial Performance

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Combined Net Revenue(1)(2)



$ in millions
$410
$385
$360
$335
$310
$285
$260
$272.4
$310.9
$335.6
$345.4
$384.3
$413.6
2012A
2013A
2014A
2015A
LTM 9/16A
Q2-Q3 '16 Annualized

Combined Adjusted EBITDA(1)(2)(3)



$ in millions
$55
$50
$45
$40
$35
$30
$25
$20
$21.7
$27.3
$36.4
$40.4
$45.8
$51.7
2012A
2013A
2014A
2015A
LTM 9/16A
Q2-Q3 '16 Annualized

Golden Taverns



55
50
45
40
45
46
48
48
53
2012A
2013A
2014A
2015A
2016A

Combined Total Gaming Devices(4)



13,000
12,000
11,000
10,000
9,000
8,000
8,348
8,535
9,252
10,335
12,019
2012A
2013A
2014A
2015A
Sept. 2016

(1) The Combined Net Revenue and Combined Adjusted EBITDA chart combines the audited consolidated financial information of Golden for the years ended December 31, 2015, December 28, 2014, December 29, 2013 and December 30, 2012 with the unaudited consolidated financial information of Sartini Gaming for the seven months ended July 31, 2015 and audited financial information for the years ended December 31, 2014, 2013 and 2012.

(2) Q2-Q3 '16 Annualized net revenue and Adjusted EBITDA are equal to the sum of Q2- and Q3-2016 actuals multiplied by two. Adjusted EBITDA for Q2-2016 and Q3-2016 was $13.3 million and $12.6 million, respectively.

(3) Combined Adjusted EBITDA is a non-GAAP financial measure. A reconciliation between the non-GAAP financial information and the most comparable GAAP financial information is set forth in Appendix A. Net income (loss) was $(16.5), $(1.0), $(34.1), $19.1 and $29.7 million for 2012A, 2013A, 2014A, 2015A and LTM 9/16A, respectively.

(4) For 2012A through 2015A, comprised of gaming devices in Sartini Gaming's distributed gaming operations and casinos and gaming devices at Golden's Rocky Gap Casino Resort as of December 31 of the applicable year.

PAGE 14

Capitalization Cash and Equivalents $ 40.0 Applicable margin fluctuates based on the Company’s leverage ratio. Represents capital leases and notes payable. Market capitalization calculated as the close price of $11.02 on February 1, 2017 multiplied by the number of outstanding shares of 22.2 million on December 31, 2016, excluding unvested RSUs and stock options. Revolver ($50 million) $ 25.0 Interest is L + 275 bps(1), Maturity July 2020 Senior Secured Term Loan 153.0 Interest is L + 275 bps(1), Maturity July 2020 Total Debt $ 184.1 As of September 30, 2016 (unaudited; in millions) Other Debt(2) 6.1 Market Capitalization $ 244.6(3) Well-positioned capital structure for growth

Uniquely Positioned Seven new taverns under development for 2017 Robust pipeline of new-build sites Smaller players lack scale to compete profitably; individual tavern owners seeking exit strategy Continued consolidation ongoing in Nevada and other jurisdictions Potential hotel and casino expansion at Rocky Gap Excess land at Pahrump can be used to create new amenities Continue New Tavern Development Acquire Smaller Distributed Gaming Operators Reinvest in Existing Casino Properties Pioneer New Distributed Gaming Jurisdictions Merge With Public Gaming Operator Acquire Regional Casino Assets Currently owns rights to potential distributed gaming locations in Pennsylvania, pending legalization In active dialogue with several other states Consolidation of smaller public operators to share overhead and synergies Potential for increased liquidity to shareholders in merged entity Smaller operators challenged to fund and bid competitively Leverage capacity to consider $15-25 million EBITDA opportunities that are less meaningful to larger operators Golden Entertainment has multiple paths to achieve meaningful growth

Blake L. Sartini Chairman of the Board, President and Chief Executive Officer Mr. Sartini is the Chief Executive Officer and Chairman of the Board of the Company Mr. Sartini founded Golden Gaming in 2001 Prior to establishing Golden Gaming, Mr. Sartini served as Executive Vice President, Chief Operating Officer and Director of Station Casinos where for 15 years he held various management and executive positions Appointed to the Nevada Gaming Policy Committee in March 2014 by the Governor of Nevada Steve Arcana Executive Vice President and Chief Operating Officer Mr. Arcana is the Chief Operating Officer of the Company Mr. Arcana became Golden Gaming’s Chief Operating Officer in 2003 Prior to joining Golden Gaming, Mr. Arcana held several executive positions with Station Casinos including General Manager and Director of Food and Beverage. Additionally, Mr. Arcana held several executive positions at the Sands Hotel and Casino, Atlantic City Charles Protell Executive Vice President, Chief Strategy Officer and Chief Financial Officer Mr. Protell became the newly appointed Executive Vice President, Chief Strategy and Financial Officer of the Company in November 2016 Prior to joining Golden Entertainment, Mr. Protell served as a Managing Director at Macquarie Capital’s investment banking group since May 2011, and as Co-Founder and a Managing Director at REGAL Capital Advisors from January 2009 until its acquisition by Macquarie in May 2011 Prior to co-founding REGAL Capital Advisors, Mr. Protell held various investment banking roles at Credit Suisse, Deutsche Bank and CIBC World Markets Experienced Team Board of Directors (in addition to Mr. Sartini) Lyle Berman, previously Chairman of the Board and Chief Executive Officer of Lakes Entertainment Tim Cope, previously President and Chief Financial Officer of Lakes Entertainment Mark Lipparelli, Chief Executive Officer of Gioco Ventures, Nevada State Senator, ex-Chairman of Nevada State Gaming Control Board Robert Miodunski, previously Chief Executive Officer of Alliance Gaming Corporation and American Gaming Systems Neil Sell, previously a director of Lakes Entertainment Terrence Wright, Chairman of the Board of Westcor Land Title Insurance Company Blake L. Sartini Chairman of the Board, President and Chief Executive Officer Steve Arcana Executive Vice President and Chief Operating Officer Charles Protell Executive Vice President, Chief Strategy and Financial Officer

Investment Highlights Market leader in distributed gaming with over 10,000 devices in nearly 1,000 locations Largest branded tavern operator in Nevada with a robust development and acquisition pipeline Capital structure to continue disciplined and accretive acquisition strategy Uniquely positioned with multiple paths to meaningful growth Well-positioned regional casinos with loyal, local customers 20-year track record in distributed gaming and casino operations

Appendix A

Appendix A (continued)

Appendix A (continued)